                                                                    EXHIBIT 10.6

                                                                         4/11/97

--------------------------------------------------------------------------------


                         AGREEMENT OF PURCHASE AND SALE


                           Dated as of April 14, 1997

                                     among

                             STANDARD SHOE COMPANY

                                      and

                      STANDARD SHOE OF SOUTHERN CALIFORNIA

                                      and

                              THE SHAREHOLDERS OF

                             STANDARD SHOE COMPANY

                                      and

                      STANDARD SHOE OF SOUTHERN CALIFORNIA

                                      and

                                 SHOE INN, INC.


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


Section                                                                 Page
-------                                                                 ----
                                   ARTICLE I
                  Sale of Assets and Assumption of Liabilities


 1.01.  Sale of Assets..................................................    1
        (a)        Purchased Assets.....................................    1
        (b)        Excluded Assets......................................    2
 1.02.  No Assumption of Liabilities....................................    2
 1.03.  Closing.........................................................    2
        (a)        Seller Deliveries....................................    3
        (b)        Buyer Deliveries.....................................    3
 1.04.  The Purchase Price..............................................    4
        (a)        Base Purchase Price..................................    4
        (b)        Returns..............................................    5
        (c)        Torrance Lease.......................................    5
        (d)        Security Deposits....................................    5
 1.05.  Allocation of Purchase Price....................................    5
 1.06.  Physical Inventory..............................................    5
 1.07.  Further Cooperation.............................................    6

                                   ARTICLE II
                         Representations and Warranties

 2.01.  Representations and Warranties of Seller and the
        Shareholders....................................................
        (a)        Organization.........................................    6
        (b)        Binding Obligation...................................    6
        (c)        Real Property........................................    7
        (d)        Inventory............................................    7
        (e)        Litigation...........................................    7
        (f)        Licenses.............................................    8
        (g)        Employee and Related Matters.........................    8
        (h)        Ordinary Course......................................    8
        (i)        No Broker's or Finder's Fees.........................    8
        (j)        Employee Benefit Plans...............................    8
        (k)        Environmental Matters................................    9
        (l)        Taxes................................................    9
 2.02.  Representations and Warranties of Buyer.........................   10
        (a)        Organization.........................................   10
        (b)        Binding Obligation...................................   10
        (c)        No Broker's or Finder's Fees.........................   11
        (d)        Taxes................................................   11
        (e)        Purchase for Resale..................................   11

                                  ARTICLE III
                   Covenants Relating to Conduct of business

 3.01.  Covenants of Seller.............................................   11
        (a)        Ordinary Course......................................   11
        (b)        No Other Bids........................................   12



Section                                                                  Page
-------                                                                  ----

                                  ARTICLE IV
                             Additional Agreements


 4.01.  Access to Information...........................................   12
 4.02.  Expenses........................................................   13
 4.03.  Press Releases..................................................   13
 4.04.  Use of Name.....................................................   13
 4.05.  Release of Seller...............................................   14
 4.06.  Pro-rations.....................................................   14
 4.07.  Transitional Arrangements.......................................   14

                                   ARTICLE V
                              Conditions Precedent

 5.01.  Conditions to Each Party's Obligation...........................   14
        (a)      Approvals..............................................   14
        (b)      Legal Action...........................................   14
        (c)      Statutes...............................................   15
        (d)      Consents of Landlords Under Assumed Leases.............   15
 5.02.  Conditions of Obligations of Buyer..............................   15
        (a)      Representations and Warranties.........................   15
        (b)      Performance of Obligations of Seller...................   15
        (c)      Testing................................................   15
        (d)      Consents and Actions...................................   16
        (e)      Lease Assignments......................................   16
        (f)      New Leases.............................................   16
        (g)      Release of Security Interests..........................   16
        (h)      Agreement as to Real Estate Matters....................   16
 5.03.  Conditions of Obligation of Seller..............................   16
        (a)      Representations and Warranties.........................   16
        (b)      Performance of Obligations of Buyer....................   17
        (c)      Consents and Actions...................................   17
        (d)      New Leases.............................................   17
        (e)      Assumption Agreement...................................   17
        (f)      Agreement as to Real Estate Matters....................   17

                                   ARTICLE VI
                                Indemnification

 6.01.  Buyer Claims....................................................   17
 6.02.  Seller Claims...................................................   18
 6.03.  Notice of Claim.................................................   18
 6.04.  Defense of Third Party Claims...................................   19

                                  ARTICLE VII
                       Termination, Amendment and Waiver

 7.01.  Termination.....................................................   19
 7.02.  Effect of Termination...........................................   20
 7.03.  Amendment.......................................................   20

                                  ARTICLE VIII



Section                                                               Page
-------                                                               ----
                         Labor and Employment Matters
 8.01.  Buyer's Employment Decisions................................    20
 8.02.  Employment and Benefit Contracts............................    21
 8.03.  Collective Bargaining Agreements............................    21
 8.04.  Employee Notification.......................................    22

                                   ARTICLE IX
                               General Provisions

 9.01.  Survival of Representations and Warranties and
        Agreements..................................................    22
 9.02.  Sales Taxes.................................................    23
 9.03.  Bulk Sales Compliance.......................................    23
 9.04.  Notices.....................................................    23
 9.05.  Counterparts................................................    24
 9.06.  Miscellaneous...............................................    24
 9.07.  Governing Law...............................................    25

          THIS AGREEMENT OF PURCHASE AND SALE as of April 14, 1997, by and among SHOE INN, INC., a Washington corporation ("Buyer"), and STANDARD SHOE COMPANY, a California corporation, and STANDARD SHOE OF SOUTHERN CALIFORNIA, a California corporation (collectively hereinafter referred to as "Seller"), and Ann Schwartz, Allan B. Cutrow and Marvin Matlin as trustees under the Survivor's Trust, the Non-Exempt Marital Trust and the Exempt Marital Trust of The Schwartz Family Trust u/d/t dated March 26, 1992, as amended under amendment dated May 4, 1992, and Lawrence Schwartz (the "Shareholders"), who own all of the stock of Standard Shoe of Southern California and 90% of the stock of Standard Shoe Company.

          WHEREAS, the Shareholders and the Boards of Directors of Seller have approved the sale of the inventory and certain other assets of Seller to Buyer on the terms and conditions hereinafter set forth.

          WHEREAS, the Board of Directors of Buyer has approved the acquisition of such assets by Buyer on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties agree as follows:

                                   ARTICLE I

                  Sale of Assets and Assumption of Liabilities
                  --------------------------------------------

          SECTION 1.01.  Sale of Assets.
                         --------------
          (a) Purchased Assets.  At the Closing (as defined below), Seller shall
              ----------------
sell, assign, transfer, convey and deliver to

Buyer and Buyer shall accept and purchase all of Seller's right, title and interest in and to all assets and rights reflected in the Schedule of Purchased Assets attached hereto and labelled Schedule 1.01(a).

          (b) Excluded Assets.  The foregoing notwithstanding, Buyer shall not
              ---------------
purchase, and Seller shall not sell those assets which are listed in the Schedule of Excluded Assets attached hereto and labeled Schedule 1.01(b)(the "Excluded Assets"). At Seller's option, any of Seller's assets presently located at Seller's locations which are not listed on Schedule 1.01(a) (e.g.,
                                                                        ----
shelving) may be left at the premises and shall become the property of Buyer without increasing or decreasing the Purchase Price.

          SECTION 1.02.  No Assumption of Liabilities.  Buyer shall not assume,
                         ----------------------------
nor does Buyer agree to pay any liabilities of Seller whatsoever other than the Assumed Leases (as defined below). Any and all such liabilities shall continue to be the responsibility of Seller, and Seller agrees to indemnify and hold Buyer harmless against any such liabilities, all as more fully provided in
Section 6.01 hereinafter set forth.

          SECTION 1.03.  Closing.  The closing of the purchase and sale of the
                         -------
Purchased Assets (the "Closing") will take place when the conditions precedent set forth in Article V hereof have been satisfied or waived, but in no event later than April 30, 1997 (the "Closing Date"), at the offices of Mitchell, Silberberg & Knupp LLP, Los Angeles, California, unless another date or place is agreed to in writing by the parties hereto.

          (a) Seller Deliveries.  Seller shall deliver to Buyer at the Closing:
              -----------------

               (i) Properly executed Bills of Sale or other instruments of conveyance of title, in form reasonably acceptable to Buyer, sufficient to pass title to all personal property to be conveyed hereunder, free and clear of all liens or encumbrances of any type or nature.

               (ii) Consents executed by all necessary parties to permit Buyer to assume Seller's interest in any leases or other contracts acquired among the Purchased Assets. Such consents are described in Schedule 1.03(a)(ii) hereto.

               (iii) New Leases in the form attached to this Agreement (the "New Leases") with respect to the existing retail space at the following stores, all of which are owned by Seller: Inglewood, North Hollywood, Pasadena and Costa Mesa (the "Owned Stores").

               (iv) Such other resolutions, certificates, consents or other documents of authority as provided for herein, or as may be otherwise necessary to convey and transfer, and all other instruments or documents that counsel for Buyer may reasonably request in order to assure sufficient transfer of, the Purchased Assets to Buyer, or compliance with the terms and conditions of this Agreement.

          (b) Buyer Deliveries.  Buyer shall deliver at the Closing:
              ----------------

               (i) The Purchase Price to Seller as adjusted to reflect any net debit or credit to Seller pursuant to Section

     1.04 of this Agreement, by wire transfer of immediately available funds.

               (ii) The first month's rent under the New Leases for each of the Owned Stores to the Seller.

               (iii)  The New Leases.

               (iv) An assumption of the existing leases described on Schedule 1.03(b) (the "Assumed Leases").

               (v) Any pro-rations payable to Seller under this Agreement or the New Leases.

               (vi) The resale certificate required by Section 2.02(e) hereof.

          SECTION 1.04.  The Purchase Price.
                         ------------------

          (a) Base Purchase Price.  For purposes hereof the Purchase Price shall
              -------------------
be an amount equal to sixty percent (60%) of the cost (with "cost" deemed to be the invoice price plus freight, insurance, duties and commissions less all discounts taken, promotional allowances and/or other buying allowances, all as shown on Seller's computer-generated inventory report No. SS354, hereinafter referred to as "the Inventory Report") of Seller's inventory at the Closing; provided, however, that the purchase price for Seller's inventory invoiced after February 3, 1997 ("New Inventory") shall be an amount equal to one hundred percent (100%) of cost, subject to a maximum purchase price of $200,000 for New Inventory. Buyer may hold back from the Purchase Price to be paid at Closing up to $7,500 to cover customer returns with respect to shoes sold by Seller prior to Closing.

          (b) Returns.  Buyer shall receive a credit against the Purchase Price
              -------
in an amount equal to 50% of each dollar of customer returns of shoes sold by Seller prior to the Closing which are accepted by Buyer in accordance with Seller's return policy (as reflected on "Standard Shoes Refund and Exchange Policy"). Not later than 90 days after the Closing, Buyer shall pay to Seller any portion of the hold back referred to in clause (a) of this Section 1.04 in excess of such credit and shall provide Seller with sufficient documentation to support the amount and appropriateness of such credit.

          (c) Torrance Lease.  Buyer shall receive a credit in the amount of
              --------------
$7,000 in satisfaction of any and all disputes between Buyer and Seller regarding the landlord's 90-day termination provision under the Torrance lease.

          (d) Security Deposits.  Seller shall receive a credit for all Seller's
              -----------------
security deposits now held by any lessor under the Assumed Leases, as set forth in Schedule 1.04(d) hereto. Seller's right to any such security deposits shall be assigned by Seller to Buyer pursuant to a separate assignment agreement.

          SECTION 1.05.  Allocation of Purchase Price.  The Purchase Price shall
                         ----------------------------
be allocated pursuant to Schedule 1.05 attached hereto.

          SECTION 1.06.  Physical Inventory.  For purposes of determining the
                         ------------------
Purchase Price, representatives of Buyer and Seller shall jointly take a physical inventory of Seller's inventory immediately after the close of business on the business day immediately preceding the Closing Date. In preparation for such physical inventory, Seller shall remove from inventory defectives, singles, misfits and layaway merchandise (all of which are Excluded Assets).

          SECTION 1.07.  Further Cooperation.  From time to time after the
                         -------------------
Closing, the parties agree to execute and deliver or to cause to be executed and delivered such other instruments of transfer or assumption as may reasonably be necessary or appropriate in order to effectuate the transactions contemplated by this Agreement.

                                   ARTICLE II

                         Representations and Warranties
                         ------------------------------

          SECTION 2.01.  Representations and Warranties of Seller and the
                         ------------------------------------------------
Shareholders.  Seller and each of the Shareholders each jointly and severally
------------
represents and warrants to, and agrees with, Buyer as follows:

          (a) Organization.  Seller is a corporation duly organized, validly
              ------------
existing and in good standing under the laws of the state of incorporation.

          (b) Binding Obligation.  Seller has all requisite corporate power and
              ------------------
authority to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated hereby. The Boards of Directors and shareholders of Seller have duly authorized the execution and delivery of this Agreement and the other transactions contemplated hereby and, no other corporate proceedings on the part of Seller are necessary to authorize this Agreement and the transactions contemplated hereby.

This Agreement has been duly executed and delivered by Seller and constitutes a valid and binding obligation of Seller enforceable against Seller in accordance with its terms. Other than the consents described in Schedule 1.03(a)(ii) hereto, the execution, delivery and performance by Seller of this Agreement does not and will not conflict with, or result in any violation of or default under, any provision of the Articles of Incorporation or By-laws of Seller or ordinance, rule, regulation, judgment, order, decree, agreement, instrument or license applicable to Seller or to any of its respective properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Seller in connection with its execution, delivery or performance of this Agreement.

          (c) Real Property.  Schedule 2.01(c) includes a complete list of the
              -------------
only real property leased by Seller ("Leased Real Property"). Except as set forth on Schedule 2.01(c), Seller has a valid leasehold interest in the Leased Real Property.

          (d) Inventory.  Except as described in Schedule 2.01(d), Seller has,
              ---------
and Buyer will receive at the Closing, good and marketable title to all of the inventory and other items included in the Purchased Assets, in each case free and clear of all mortgages, liens, security interests, pledges, charges or encumbrances of any nature whatsoever. Seller's Inventory Report fairly and accurately reflects the cost of Seller's inventory.

          (e) Litigation.  Except as set forth in Schedule 2.01(e), there are no
              ----------
lawsuits, claims, proceedings or investigations pending or, to the best knowledge of Seller, threatened against Seller which could adversely affect the transactions contemplated by this Agreement or Buyer's right to utilize the Purchased Assets.

          (f) Licenses.  Schedule 2.01(f) contains a true and correct listing of
              --------
each license, permit or other governmental authorization (collectively hereinafter referred to as "Licenses") held by Seller which affect the Purchased Assets. Except as set forth on Schedule 2.01(i), Seller holds all Licenses which are required for the operation of the Purchased Assets and, all such Licenses are in full force and effect.

          (g) Employee and Related Matters.  To the best knowledge of Seller,
              ----------------------------
there are no employment-related claims, actions, proceedings or investigations pending or threatened against Seller before any court, governmental, regulatory or administrative authority or body, or arbitrator or arbitration panel.

          (h) Ordinary Course.  Since January 1, 1997, the business of Seller
              ---------------
has been conducted in the ordinary course consistent with past practice.

          (i) No Broker's or Finder's Fees.  No agent, broker, investment
              ----------------------------
banker, person or firm acting on behalf of Seller is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated herein, except for John F. Taylor & Associates whose fees and expenses will be paid by Seller.

          (j) Employee Benefit Plans.  There are no plans of Seller in effect
              ----------------------
for pension, profit sharing, deferred compensation, severance pay, bonuses, stock options, stock purchases, or any other form of retirement or deferred benefit, or for any health, accident or other welfare plan, as to which Buyer will become liable as a result of the transactions contemplated hereby.

          (k) Environmental Matters.  There have been no private or governmental
              ---------------------
claims, citations, complaints, notices of violation or letters made or issued to or threatened against Seller by any governmental entity or private or other party for the impairment or diminution of, or damage, injury or other adverse effects to, the environment or public health resulting, in whole or in part, from the ownership, use or operation of Seller's facilities which will be occupied or operated by Buyer as a result of the transactions contemplated hereby ("the Property").

          Seller has duly complied with, and to the best of Seller's knowledge, the Property is in material compliance with, the provisions of all federal, state and local environmental laws.

          Seller has been issued, and will maintain until the date of Closing, all required federal, state and local permits, licenses, certificates and approvals with respect to the Property relating to environmental, health or safety matters.

          (l) Taxes.  There are no taxes on or measured by income or gross
              -----
receipts or franchise, real and personal property, employment, excise, sales and use or other taxes of any kind properly attributable to periods up to and including the Closing for which Buyer could be held liable which have not been or will not be paid by Seller as they fall due.

          SECTION 2.02.  Representations and Warranties of Buyer.  Buyer
                         ---------------------------------------
represents and warrants to, and agrees with, Seller as follows:

          (a) Organization.  Buyer is a corporation duly organized, validly
              ------------
existing and in good standing under the laws of the State of Washington and is duly qualified to do business as a foreign corporation in good standing in California.

          (b) Binding Obligation.  Buyer has all requisite corporate power and
              ------------------
authority to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated hereby. All corporate acts and other proceedings required to be taken by Buyer to authorize the execution, delivery and performance by Buyer of this Agreement and the transactions contemplated hereby, have been duly and properly taken. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.
The execution, delivery and performance by Buyer of this Agreement does not and will not conflict with, or result in any violation of, any provision of the Articles of Incorporation or By-laws of Buyer, or any provision of any law, ordinance, rule, regulation, judgment, order, decree, agreement, instrument or license applicable to Buyer or to its property or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Buyer in connection with its execution, delivery or performance of this Agreement.

          (c) No Broker's or Finder's Fees.  No agent, broker, investment
              ----------------------------
banker, person or firm acting on behalf of Buyer is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated herein.

          (d) Taxes.  Buyer shall be responsible for all taxes on the Purchased
              -----
Assets for all periods on and after the Closing Date.

          (e) Purchase for Resale.  Buyer is purchasing inventory for resale in
              -------------------
the regular course of its business and Buyer will deliver a valid resale certificate on a form approved by the State Board of Equalization to Seller at the Closing, which certificate will contain the seller's permit number held by the Buyer.

                                  ARTICLE III

                   Covenants Relating to Conduct of business
                   -----------------------------------------

          SECTION 3.01.  Covenants of Seller.  During the period from the date
                         -------------------
of this Agreement and continuing until the Closing or earlier termination of this Agreement, Seller agrees (except as expressly contemplated by this Agreement or to the extent that Buyer shall otherwise consent in writing) that:

          (a) Ordinary Course.  It shall carry on its business in the usual,
              ---------------
regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, use all reasonable efforts consistent with past practice and policies to preserve intact its present business organization, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and ongoing business shall be unimpaired as a result of the transactions contemplated hereby.

          (b) No Other Bids.  Neither Seller nor any of its affiliates shall,
              -------------
nor shall they authorize any officer, director or employee of or any investment banker, attorney, accountant or other representative retained by any of them to, solicit or encourage (including by way of furnishing information or entering into discussions or negotiations of any kind) any inquiries or the making of any proposal which may reasonably be expected to lead to any takeover proposal. As used in this paragraph, "takeover proposal" shall mean any proposal for a merger or other business combination involving Seller or for the acquisition of a substantial equity interest in Seller or all or a substantial portion of the Purchased Assets other than the transactions contemplated by this Agreement.

                                   ARTICLE IV

                             Additional Agreements
                             ---------------------

          SECTION 4.01.  Access to Information.  Seller shall afford to Buyer
                         ---------------------
and to Buyer's accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Closing to the books and records relating to its business, and, during such period, Seller shall furnish promptly to Buyer all information concerning the operations, properties and personnel of the business as Buyer may reasonably request. Buyer will hold such information in confidence and not use it for any purpose other than to evaluate the transaction contemplated hereby, and in the event of termination of this Agreement for any reason Buyer shall promptly return, or cause to be returned, to Seller all nonpublic documents obtained from Seller.

          SECTION 4.02.  Expenses.  Whether or not the transactions contemplated
                         --------
hereby are consummated, all costs and expenses incurred by Buyer or Seller in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs.

          SECTION 4.03.  Press Releases.  None of the parties hereto shall issue
                         --------------
a press release or other publicity announcing the sale of the Purchased Assets or any other aspect of the transactions contemplated hereby without the prior written approval of the other party, which approval will not be unreasonably withheld, unless such disclosure is required by applicable law.

          SECTION 4.04.  Use of Name.  Immediately following the Closing, Seller
                         -----------
will cease using the name "Standard Shoes" or any other name similar thereto as a tradename or business name or transacting business under any such name, but Seller shall not be required to change its corporate name in order to comply with this requirement. Since such name is included in the Purchased Assets, Buyer will provide Seller with a license to use such name for such limited purpose if requested to do so by Seller.

          SECTION 4.05.  Release of Seller.  Buyer shall use all reasonable
                         -----------------
efforts to procure the release of Seller from its obligations under the Assumed Leases.

          SECTION 4.06.  Pro-rations.  Taxes, utilities and other similar
                         -----------
expenses will be pro-rated for each Assumed Lease.

          SECTION 4.07.  Transitional Arrangements.  Prior to Closing Seller
                         -------------------------
shall have made arrangements satisfactory to Buyer (i) to prepare for the physical inventory in the manner contemplated by Section 1.06 hereof; and (ii) to terminate the Standard Shoes credit card and provide appropriate advance notice to credit card customers by mailings and other means so that there will be no customer confusion after Closing.

                                   ARTICLE V

                              Conditions Precedent
                              --------------------

          SECTION 5.01.  Conditions to Each Party's Obligation.  The respective
                         -------------------------------------
obligation of each party hereunder shall be subject to the satisfaction prior to the Closing Date of the following conditions:

          (a) Approvals.  All authorizations, consents, orders or approvals of,
              ---------
or declarations or filings with, or expiration of waiting periods imposed by, any Governmental Entity necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or been obtained.

          (b) Legal Action.  No action, suit or proceeding shall have been
              ------------
instituted or threatened before any court or governmental body seeking to challenge or restrain the transactions contemplated hereby.

          (c) Statutes.  No statute, rule or regulation shall have been enacted
              --------
by the government of the United States or any state or agency thereof which would make the consummation of the transactions contemplated hereby illegal.

          (d) Consents of Landlords Under Assumed Leases.  Seller shall have
              ------------------------------------------
obtained any consents of any Landlord required under the Assumed Leases.

          SECTION 5.02.  Conditions of Obligations of Buyer.  The obligations of
                         ----------------------------------
Buyer to effect the transactions contemplated hereby are subject to the satisfaction of the following conditions unless waived by Buyer:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties of Seller set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, and Buyer shall have received a certificate signed by the chief executive officer of Seller to such effect.

          (b) Performance of Obligations of Seller.  Seller shall have performed
              ------------------------------------
all obligations required to be performed by it under this Agreement prior to the Closing Date, and Buyer shall have received a certificate signed by the chief executive officer of Seller to such effect.

          (c) Testing.  Buyer shall have completed such testing as it deems
              -------
appropriate of Seller's computer-generated inventory system and shall be reasonably satisfied that the Inventory Report fairly and accurately presents the cost of Seller's inventory.

          (d) Consents and Actions.  All material consents of any third parties
              --------------------
to the transactions contemplated by this Agreement shall have been obtained.

          (e) Lease Assignments.  Seller shall have obtained and delivered to
              -----------------
Buyer assignments of all leases from third parties included in the Purchased Assets in the form attached.

          (f) New Leases.  Seller shall have entered into the New Leases with
              ----------
respect to the Owned Stores in the form attached.

          (g) Release of Security Interests.  Provision satisfactory to Buyer
              -----------------------------
shall have been made for the release of any security interests which encumber any of the Purchased Assets.

          (h) Agreement as to Real Estate Matters.  Seller shall have executed a
              -----------------------------------
management agreement (the "Management Agreement") with respect to the retail store located at 11055 Pico Blvd., Los Angeles, California, which Management Agreement shall cover only that period from the Closing Date through June 30, 1997, and shall provide for Buyer to indemnify Seller for any damages incurred by Seller, as a result of Buyer's failure to vacate said retail store prior to June 30, 1997.

          SECTION 5.03.  Conditions of Obligation of Seller.  The obligations of
                         ----------------------------------
Seller to effect the transactions contemplated hereby are subject to the satisfaction of the following conditions unless waived by Seller:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties of Buyer set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, and Seller shall have received a certificate signed by the chief executive officer of Buyer to such effect.

          (b) Performance of Obligations of Buyer.  Buyer shall have performed
              -----------------------------------
all obligations required to be performed by it under this Agreement prior to the Closing Date, and Seller shall have received a certificate signed by the chief executive officer of Buyer to such effect.

          (c) Consents and Actions.  All material consents of any third parties
              --------------------
or governmental agencies to the transactions contemplated hereby shall have been obtained.

          (d) New Leases.  Buyer shall have entered into the New Leases.
              ----------

          (e) Assumption Agreement.  Buyer shall have entered into an Assumption
              --------------------

Agreement on terms reasonably satisfactory to Seller with respect to the Assumed Leases.

          (f) Agreement as to Real Estate Matters.  Buyer shall have executed
              -----------------------------------

the Management Agreement (as defined in Section 5.02(h)).

                                   ARTICLE VI

                                Indemnification
                                ---------------

          SECTION 6.01.  Buyer Claims.  Except as hereinafter set forth, Seller
                         ------------
and the Shareholders shall jointly and severally indemnify and hold harmless Buyer and its successors and assigns and its and their respective officers, directors, shareholders, employees and agents, against, and in respect of, any and all damages, claims, losses, liabilities and expenses, including, without limitation, reasonable legal, accounting and other expenses, which may arise out of any misrepresentation or other breach or violation of this Agreement by Seller or the Shareholders; provided however, that Buyer shall be entitled to indemnification hereunder only when the aggregate of all such claims (excluding for this purpose legal, accounting and other expenses) exceeds $25,000, and only with respect to amounts by which the aggregate of all such claims exceeds $25,000.

          SECTION 6.02.  Seller Claims.  Except as hereinafter set forth, Buyer
                         -------------
shall indemnify and hold harmless Seller and the Shareholders and their successors and assigns and their respective officers, directors, shareholders, employees and agents, against, and in respect of, any and all damages, claims, losses, liabilities and expenses, including, without limitation, reasonable legal, accounting and other expenses, which may arise out of any misrepresentation or other breach or violation of this Agreement by Buyer; provided however, that Seller and the Shareholders shall be entitled to indemnification hereunder only when, and only with respect to amounts by which, the aggregate of all such claims (excluding for this purpose legal, accounting and other expenses) exceeds $25,000, and only with respect to amounts by which the aggregate of all such claims exceeds $25,000.

          SECTION 6.03.  Notice of Claim.  Upon obtaining knowledge thereof, the
                         ---------------
party to be indemnified (the "Indemnified Party") shall promptly notify the party which is required to provide indemnification (the "Indemnifying Party") in writing of any damage, claim, loss, liability or expense which the Indemnified Party has determined has given rise or could give rise to a claim under this Article VI (such written notice being hereinafter referred to as a "Notice of Claim"). A Notice of Claim shall contain a brief description of the nature and estimated amount of any such claim giving rise to a right of indemnification.

          SECTION 6.04.  Defense of Third Party Claims.  With respect to any
                         -----------------------------
claim or demand set forth in a Notice of Claim relating to a third party claim, the Indemnifying Party may defend, in good faith and at its expense, any such claim or demand, and the Indemnified Party, at its expense, shall have the right to participate in the defense of any such third party claim. So long as the Indemnifying Party is defending in good faith any such third party claim, the Indemnified Party shall not settle or compromise such third party claim. If the Indemnifying Party does not so elect to defend any such third party claim, the Indemnified Party shall have no obligation to do so.


                                  ARTICLE VII

                       Termination, Amendment and Waiver
                       ---------------------------------

          SECTION 7.01.  Termination.  This Agreement may be terminated at any
                         -----------
time prior to the Closing:

          (a) by mutual consent of Buyer and Seller;

          (b) by either Buyer or Seller if there has been a material misrepresentation or breach of covenant or agreement contained in this Agreement on the part of the other and such breach of a covenant or agreement has not been promptly cured;

          (c) by Buyer if any of the conditions set forth in Sections 5.01 and
5.02 shall not have been satisfied before April 30, 1997 or such later date as Buyer and Seller shall mutually agree in writing;

          (d) by Seller if any of the conditions set forth in Sections 5.01 and
5.03 or shall not have been satisfied before April 30, 1997 or such later date as Buyer and Seller shall mutually agree in writing.

          SECTION 7.02.  Effect of Termination.  In the event of termination of
                         ---------------------
this Agreement by either Seller or Buyer as provided in Section 7.01, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Buyer, or Seller or their respective officers or directors or shareholders except as set forth in Sections 4.01 and 4.02 and except to the extent that such termination results from the wilful breach by a party hereto of any of its representations, warranties, covenants or agreements set forth in this Agreement.

          SECTION 7.03.  Amendment.  This Agreement may not be amended except by
                         ---------
an instrument in writing signed on behalf of each of the parties hereto.


                                  ARTICLE VIII

                          Labor and Employment Matters
                          ----------------------------

          SECTION 8.01.  Buyer's Employment Decisions.  Buyer shall have total
                         ----------------------------
and absolute discretion with respect to any and all employment decisions after the Closing. Without limiting the generality of the foregoing, Buyer shall be under no obligation to hire or employ any supervisory or non-supervisory employees currently employed by Seller.

          SECTION 8.02.  Employment and Benefit Contracts.  Buyer shall not
                         --------------------------------
assume any employment contracts of whatever nature or any obligations arising out of any employment contracts, express or implied, oral or written, individual or collective, between Seller and any of Seller's employees. Nor shall Buyer assume any obligations arising out of any pension benefit, employee welfare benefit, bonus, deferred compensation, stock purchase, stock option, severance, fringe benefit, medical insurance, life insurance or similar plan, policy or program of Seller, whether or not covered or excluded from coverage under the Employee Retirement Security Act of 1974, as amended (ERISA). Seller shall be solely responsible for complying with all of its obligations, if any, to its employees, including compliance with the provisions of ERISA, the Multi-Employer Pension Plan Amendments Act of 1980 (MPPAA), the Consolidated Omnibus Budget Reconciliation Act (COBRA), and the Worker Adjustment and Retraining Notification Act (WARN).

          SECTION 8.03.  Collective Bargaining Agreements.  Buyer shall not be
                         --------------------------------
bound by any labor agreements between Seller and any labor organizations, nor shall Buyer assume any obligations or liabilities whatsoever resulting from any such labor agreements. Buyer shall have no obligation to arbitrate any disputes that may have arisen or may arise in the future under such labor agreements. Buyer shall have no duty to continue or maintain in effect any of the pension, health and welfare or other fringe benefit plans or agreements to which Seller may be a party with any labor organizations. Seller shall assume any and all withdrawal liability under the Multi-Purpose Employer Pension Plan Amendments Act of 1980.

          SECTION 8.04.  Employee Notification.  Seller shall give appropriate
                         ---------------------
and sufficient notification, as may be required by both law and contract, to all of its employees and any of their bargaining representatives of this transaction and of the termination of their employment. Prior to the Closing Date, Seller shall make no promises, representations or guarantees to its employees or their bargaining representatives about the possibility of their being hired or employed by Buyer or Buyer's agents or subcontractors.


                                   ARTICLE IX

                               General Provisions
                               ------------------

          SECTION 9.01.  Survival of Representations and Warranties and
                         ----------------------------------------------
Agreements.  All representations and warranties in this Agreement or in any
----------
instrument delivered pursuant to this Agreement and the indemnity obligations pursuant to Sections 6.01 and 6.02 hereof shall survive the Closing until the expiration of 18 months from the Closing Date, and, thereafter, to the extent a claim is made in writing prior to such expiration with respect to any breach of such representation, warranty or agreement, until such claim is finally determined or settled.

          SECTION 9.02.  Sales Taxes.  All sales and use taxes, if any, due
                         -----------
under the laws of any state, any local government authority, or the federal government of the United States, in connection with the purchase and sale of the Purchased Assets shall be paid by Seller.

          SECTION 9.03.  Bulk Sales Compliance.  Without regard to the
                         ---------------------
limitations set forth in Section 6.01 hereof, Seller and the Shareholders will jointly and severally indemnify and hold Buyer and its successors and assigns harmless on an after-tax basis against any and all damages, claims, losses, liabilities and expenses, including, without limitation, reasonable legal, accounting and other expenses, arising from the failure by Seller to make any required payments to Seller's creditors.

          SECTION 9.04.  Notices.  All notices and other communications
                         -------
hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)  if to Buyer to

               SHOE INN, INC.
               3200 Regatta Boulevard
               Richmond, California 94804
               Attention:  Dimitri Beinus

          with a copy to:  John F. Seegal, Esq.

               ORRICK, HERRINGTON & SUTCLIFFE LLP
               The Old Federal Reserve Bank Building
               400 Sansome Street
               San Francisco, California  94111

          (b) if to Seller or the Shareholders, to

               STANDARD SHOE COMPANY
               1000 S. LaBrea Ave.
               Inglewood, California  90301
               Attention:  Lawrence Schwartz

          with a copy to:  Joe Ciasulli, Esq.

               MITCHELL, SILBERBERG & KNUPP LLP
               11377 West Olympia Boulevard
               Los Angeles, California  90064


          All notices given thereunder shall be deemed given at the time of personal delivery or, if mailed, on the earlier of actual receipt as shown on the registry receipt or three business days after the date of such mailing.

          SECTION 9.05.  Counterparts.  This Agreement may be executed in one or
                         ------------
more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

          SECTION 9.06.  Miscellaneous.  This Agreement and the documents and
                         -------------
instruments and other agreements between the parties hereto (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, other than the confidentiality agreement described on Schedule 9.06 hereto, (b) is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically provided.

          SECTION 9.07.  Governing Law.  This Agreement shall be governed in all
                         -------------
respects, including validity, interpretation and effect, by the internal laws of the State of California.

          IN WITNESS WHEREOF, Buyer, the Shareholders and Seller have executed this Agreement, all as of the date first written above.

                              STANDARD SHOE COMPANY


                              By
                                -----------------------------------------

                              STANDARD SHOE OF SOUTHERN CALIFORNIA


                              By
                                -----------------------------------------

                              SHAREHOLDERS

                              Ann Schwartz, Allen B. Cutrow and Marvin Matlin as Trustees under the Survivor's Trust, the Non-Exempt Marital Trust and the Exempt Marital Trust of the Schwartz Family Trust u/d/t dated March 26, 1992, as amended under amendment dated May 4, 1992


                              By
                                -----------------------------------------
                                 Ann Schwartz as Trustee


                              By
                                -----------------------------------------
                                 Allan B. Cutrow as Trustee


                              By
                                -----------------------------------------
                                 Marvin Matlin as Trustee


                              -------------------------------------------
                              Lawrence Schwartz

                              SHOE INN, INC.


                              By
                                -----------------------------------------